UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 29, 2013

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket St, Petach Tikva, Israel	49170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 39241114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02

Unregistered Sales of Equity Securities.

On May 9, 2013, the Board of Directors approved the grant of options to Motti Farbstein and members of the Company’s management.  The grant of options to directors was subject to shareholder approval.  The Company has been informed by its majority shareholder that the option grants to directors were not approved.  On May 29, 2013 the Board of Directors decided to rescind all the options granted on May 9, 2013 to both management and directors and to grant instead the following options (the “Options”) to acquire shares of Common Stock of the Company in accordance with the terms of the 2012 Stock Incentive Plan, as amended (the “Plan”):

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58,750 options to Motti Farbstein (29,375 to vest immediately and the remaining 29,375 to vest quarterly for three years).

The exercise price of the Options is $2.00 and the Options expire ten years from the grant date.  The Options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  The recipient of the Options was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC.  The securities issued in this transaction were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2013, the Board of Directors approved the grant of the following options (the “Management Options”), subject to shareholder approval in case of the Directors of the Company (Dr. Pnina Fishman, Dr. Ilan Cohn and Guy Regev), to acquire shares of Common Stock of the Company in accordance with the terms of the Plan:

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470,000 options to Dr. Pnina Fishman, our Chairman (235,000 to vest immediately and the remaining 235,000 to vest quarterly for three years);

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117,500 options to Dr. Ilan Cohn, one of our directors (58,750 to vest immediately and the remaining 58,750 to vest quarterly for three years);

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117,500 options to Guy Regev, one of our directors (58,750 to vest immediately and the remaining 58,750 to vest quarterly for three years);

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117,500 options to Ronen Kantor, our Secretary (58,750 to vest immediately and the remaining 58,750 to vest quarterly for three years); and

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58,750 options to Itay Weinstein, our Chief Financial Officer (29,375 to vest immediately and the remaining 29,375 to vest quarterly for three years).

The exercise price of the Management Options is $2.00 and the Management Options expire ten years from the grant date.  The Management Options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  Each recipient of the Management Options was an accredited investor as defined in Rule 501(a) of Regulation D promulgated by the SEC.  The securities issued in this transaction were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: May 31, 2013

By: /s/ Barak Singer

Barak Singer, Chief Executive Officer

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